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                                                                   Exhibit 10(a)

[LETTERHEAD OF SUTHERLAND ASBILL & BRENNAN]

September 5, 2000

Board of Directors
GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, VA 23230

   RE: GE Life & Annuity Separate Account 4

Ladies and Gentlemen:

   We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity insurance contracts (File No. 333-62695). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                      Very truly yours,

                                      Sutherland Asbill & Brennan LLP

                                                  /s/ Stephen E. Roth
                                      By: _____________________________________
                                                    Stephen E. Roth